     As filed with the Securities and Exchange Commission on April 22, 2003

                                   Investment Company Registration No. 811-21271


================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

/ /  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ /       Pre-Effective Amendment No. ___

/ /       Post-Effective Amendment No. ____

                                     and/or

/X/  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

/X/  Amendment No. 1

                 First American Strategic Income Portfolio Inc.
                 ----------------------------------------------
                Exact Name of Registrant as Specified in Charter

                 800 Nicollet Mall, Minneapolis, Minnesota 55402
                 -----------------------------------------------
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)

                                 (612) 303-3381
                                 --------------
                         Registrant's Telephone Number,
                               including Area Code

                                 John G. Wenker
                               U.S. Bancorp Center
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                          ----------------------------
                      Name and Address of Agent for Service
                     (Number, Street, City, State, Zip Code)

                                        Copies to:
    Kathleen L. Prudhomme      Jay L. Bernstein, Esq.     Douglas P. Long, Esp.
    Dorsey & Whitney LLP       Leonard B. Mackey, Esq.      P. Graham Van Der
         Suite 1500            Clifford Chance US LLP          Leeuw, Esq.
    50 South Sixth Street          200 Park Avenue         Faegre & Benson LLP
Minneapolis, Minnesota 55402  New York, New York 10166   2200 Wells Fargo Center
                                                         90 South Seventh Street
                                                              Minneapolis,
                                                             Minnesota 55402

================================================================================

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                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

EXPLANATORY NOTE

     This Registration Statement has been filed by the First American Strategic Income Portfolio Inc. (the "Fund") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). Common shares of the Fund will be issued in connection with the merger (the "Merger") of American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. - II ("BSP"), American Strategic Income Portfolio Inc. - III ("CSP") and American Select Portfolio Inc. ("SLA" and, together with ASP, BSP and CSP, the "Existing Funds") with and into First American Strategic Real Estate Portfolio Inc., a Maryland corporation ("First American"). The terms of the Merger provide shareholders who prefer to receive and retain an investment that is substantially similar to their investment in an Existing Fund to exchange their Existing Fund shares for common shares of the Fund. Common shares of the Fund issued in the Merger will be registered under the Securities Act of 1933, as amended, on a Form N-14 Registration Statement relating to the Merger.

     Pursuant to General Instruction G3 of Form N-2, a registration statement filed under only the 1940 Act shall consist of the facing sheet of the Form, responses to all items of Parts A and B except Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A thereof, responses to all items of Part C except Items 24.2h, 24.2l, 24.2n and 24.20, required signatures, and all other documents that are required or which the Fund may file as part of the registration statement.

ITEM 1.   OUTSIDE FRONT COVER

     Not applicable

ITEM 2.   INSIDE FRONT COVER AND OUTSIDE BACK COVER

     Not applicable

ITEM 3.   FEE TABLE AND SYNOPSIS

     ITEM 3.1.   FEE TABLE


     The purpose of the following table is to help you understand all fees and expenses that a Fund shareholder would bear directly or indirectly. The table sets forth certain fees and estimated expenses of the Fund on a pro forma basis as of November 30, 2002, after giving effect to the Merger under two scenarios. The first scenario assumes that all four Existing Funds approve and participate in the merger and also assumes that shareholders holding Existing Fund shares representing an aggregate net asset value of $50 million elect to receive shares of the Fund in the Merger (referred to in the chart below as "Minimum"). The second scenario assumes that all four Existing Funds approve the merger and that shareholders holding approximately 49% of the shares in each Existing Fund elect to receive shares of the Fund in the Merger (referred to in the chart below as "Maximum").

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
                                                           MINIMUM      MAXIMUM
                                                           -------      -------
SHAREHOLDER TRANSACTION EXPENSES

     Dividend Reinvestment Plan fees                        None(1)      None(1)

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
ATTRIBUTABLE TO COMMON SHARES)
     Advisory fees (2)                                      0.62%        0.60%
     Interest payments on borrowed funds                    1.29%        1.29%
     Other expenses                                         1.20%        1.20%
          Administration fee                                0.25%        0.25%
          Other                                             0.95%        0.95%
     Total annual operating expenses                        3.11%        3.09%


----------
(1) You will pay brokerage charges if you direct the Plan Administrator, as defined in Item 10.1, to sell your shares held in a dividend reinvestment account.
(2) The Fund pays its investment advisor, U.S. Bancorp Asset Management, Inc. (the "Advisor" or "U.S. Bancorp Asset Management") a monthly management fee in an amount equal to the sum of 0.01667% of the average weekly net assets of the Fund during the month (approximately 0.20% on an annual basis) and 4.5% of the daily gross income (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month, provided that the monthly management fee may not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets (0.725% on an annual basis).

     The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund, assuming (1) total annual expenses as set forth in the foregoing table and (2) a 5% annual return.


                  ONE YEAR          THREE YEARS      FIVE YEARS      TEN YEARS
                  --------          -----------      ----------      ---------
MAXIMUM            $ 31                $ 95            $ 162           $ 340
MINIMUM            $ 31                $ 96            $ 163           $ 342


     The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example is based on the estimated "other expenses" set forth in the foregoing table and assumes that all dividends and distributions are reinvested at net asset value.

     ITEM 3.2.   SYNOPSIS.

     Not applicable.

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ITEM 4.   FINANCIAL HIGHLIGHTS.

     Not applicable.

ITEM 5.   PLAN OF DISTRIBUTION.

     Not applicable.

ITEM 6.   SELLING SHAREHOLDERS.

     Not applicable.

ITEM 7.   USE OF PROCEEDS

     Not applicable.

ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT.

     ITEM 8.1.   GENERAL.

     The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized under the laws of the State of Minnesota on November 19, 2002.

     ITEM 8.2    INVESTMENT OBJECTIVES AND POLICIES.

     The Fund's investment objective is to provide a high level of current income. The Fund cannot assure you that it will achieve its investment objective.


     Under normal conditions the Fund will invest at least 65% of its total assets in income producing securities (excluding zero coupon securities). The Fund will emphasize investments that directly or indirectly represent a participation in or are secured by and payable from mortgage loans ("mortgage-related assets"). The balance of the Fund's total assets will be invested in U.S. Government securities and corporate debt securities. The allocation of assets among mortgage-related assets and other eligible investments will vary from time to time based upon the Advisor's evaluation of economic and market trends and its perception of the relative values available from the different types of securities at any time. Investments in these securities and instruments pose special risks to investors. See Item 8.3.

     The Fund will emphasize direct ownership of commercial and multifamily mortgage loans and will focus on loan sizes ranging from $1.0 million to $10.0 million. The Fund's policy is to acquire those mortgage loans and other mortgage-related assets which the Advisor believes are likely to generate high returns on capital invested. The Advisor will select assets for purchase by the Fund based on the underwriting standards developed and implemented over the last decade by the Advisor's management team. In particular, the Advisor will consider and analyze various factors including: (i) interest rates on the underlying mortgages, (ii) loan-to-value ratios, (iii) loan-to-cost ratios, (iv) seasoning and payment history, (v) amortization type,

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(vi) the geographic regions in which the underlying collateral is located, (vii)
prepayment expectations, (viii) size of the loans, (ix) property type and (x) enforceability of the loans. The Advisor will also assess the costs of financing, hedging and managing such assets. Prior to an acquisition, potential returns on capital employed will be analyzed over the expected life of such assets and in a variety of interest rate, yield spread, financing cost, credit loss and prepayment scenarios.

     The Advisor, in its discretion, subject to the supervision of the Fund's board of directors, will evaluate and monitor the Fund's assets and how long such assets should be held in the Fund's portfolio. the Fund's strategy is to be a portfolio investor in the loans and other assets it acquires, and it does not anticipate purchasing loans for sale. However, at times and depending on market conditions, assets may not be held to maturity.


DESCRIPTION OF PORTFOLIO SECURITIES

     The discussion below describes in greater detail the principal categories of securities in which the Fund intends to invest. New types of mortgage-related assets, hedging instruments and other securities in which the Fund may invest are developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in these securities and instruments if the Advisor believes they may assist the Fund in achieving its investment objective. These investments will be disclosed to shareholders in the Fund's annual and semi-annual reports.

     MORTGAGE-RELATED ASSETS

     Mortgage-related assets are investments that represent a participation in or are secured by and payable from direct and/or indirect interests in real estate, but which do not include a direct ownership interest in real estate. They include: (i) whole loans, (ii) mortgage participations; (iii) mortgage-backed securities and (iv) preferred issuances of real estate investment trusts.

     WHOLE LOANS AND MORTGAGE PARTICIPATIONS

     Whole loans are entire ownership interests in loans which are secured or partially secured by interests in real property, or by ownership interests in entities which own and operate real property, through the use of security instruments such as:

     -    mortgages or deeds of trust and/or assignments of rent;

     -    installment sales contracts on residential or commercial property; and

     - pledges of ownership interests in single purpose entities whose assets and activities are restricted to the ownership and operation of specified real property.

These security instruments will typically create a first lien in the related collateral (subject to customary permitted encumbrances), but may create a junior lien. In most cases where the security instrument creates a junior lien, the Fund seeks to enter into an agreement with the holder of a senior security instrument in order to protect the Fund's interest in the related collateral.

     Mortgage participations are fractional interests in one or more whole loans. Payments of principal and interest on each underlying whole loan are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each mortgage participation holder its proportionate share of these payments in accordance with each holder's percentage interest in the underlying whole loan.

     The Fund is authorized to invest in mortgages on both multifamily and single family residential properties and in mortgages on commercial properties. The Fund currently intends to emphasize investments in multifamily residences and commercial properties.

     The obligors with respect to whole loans and mortgage participations are typically the borrowers on the underlying mortgage loans or installment sales contracts. The Fund will typically acquire whole loans pursuant to purchase commitments with mortgage lenders pursuant to which, upon the closing of a loan, the Fund will acquire the loan from the mortgage lender. The obligors may, but need not, be parties to these purchase commitments. The Fund will also acquire existing whole loans and mortgage participations through an assignment to the Fund of the loan or participation or contract interest by the financial institution which holds the loan or participation or contract interest. In some cases, such as in connection with loan administration and loan renewals and modifications, the Fund will act as the originator of mortgage loans.

     The Advisor typically will cause the Fund to engage third party loan servicers to collect payments, administer any tax and insurance escrows, administer any loan reserves and monitor other matters in connection with the administration of whole loans. The third party loan servicers are typically paid a customary servicing fee for these services. In some cases, the Fund may take actions with respect to the administration of a whole loan that the Advisor deems appropriate. These actions may include, but are not limited to, making protective advances to protect the Fund's interest in collateral (e.g., paying real estate taxes when due); extending the stated maturity or otherwise modifying the terms of a whole loan; adding or releasing reserves or other collateral, obligors or guarantors; and permitting transfers of collateral and assumptions of whole loans.

     CRITERIA FOR PURCHASE OF WHOLE LOANS AND MORTGAGE PARTICIPATIONS. In evaluating whole loans and mortgage participations, the Advisor considers and analyzes various factors including (if determined by the Advisor to be applicable) but not limited to: (i) the interest rate on the underlying mortgage or installment sales contract; (ii) the loan to value ratio on the underlying mortgages or installment sales contract; (iii) payment history; (iv) amortization type (i.e., fixed rate or adjustable rate); (v) the geographic regions in which the underlying collateral is located; (vi) prepayment expectations; (vii) the debt coverage ratio, i.e., the ratio of annual net operating income generated by the mortgaged property, before payment of any debt service on the mortgage loan, to the annual debt service on that mortgage loan based on the current mortgage interest rate; (viii) the age of the property;
(ix) the historical and anticipated level of vacancies and rents on the property and on other comparable properties located in the same region; (x) the professional expertise of the obligor and/or any third party property manager;
(xi) third party environmental reports on the mortgaged property; (xii) the physical condition of the mortgaged property, which may be based on third party engineering evaluations, and (xiii) the size of reserves for anticipated needs over the term of the loan, which may include capital replacements, tenant improvements and leasing commissions and debt service reserves.

     MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-backed securities include pass-through securities such as Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") and Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") Certificates, private pass-through securities, commercial mortgage-backed securities and certain collateralized mortgage obligations. Mortgage-backed securities may have fixed or adjustable interest rates. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac; (ii) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-backed securities without a government guarantee but usually (except in the case of custodial trusts, as discussed below) with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (ii) and (iii) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The guaranteed mortgage pass-through securities in which the Fund will invest will include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of these securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans, which may take up to one year.

     Ginnie Mae Certificates are direct obligations of the United States Government and as such are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered and privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac Certificates are solely obligations of the issuing entity and are not backed by the full faith and credit of the United States.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Adjustable rate private mortgage pass-through securities are backed by pools of conventional adjustable rate mortgage loans. Private mortgage pass-through securities in which the Fund may invest also include beneficial interests of custodial trusts comprised solely of whole loans that the Fund could have purchased directly.

Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, these securities generally (except in the case of custodial trusts) are structured with one or more types of credit enhancement. See "Types of Credit Support" below.

     CMOs AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the United States government or by private organizations. The issuer of a CMO may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

     TYPES OF CREDIT SUPPORT. To lessen the effect of failures by obligors on underlying mortgages to make payments, mortgage-backed securities may contain elements of credit support. This credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The Fund will not pay any additional fees for this credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of these securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. For additional information concerning mortgage-backed securities, see Item 17 under "Description of Portfolio Securities -- Mortgage-Backed Securities."


     PREFERRED SHARES OF REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in preferred shares of real estate investment trusts ("REITs"). The Fund currently intends to limit its investment in preferred shares of REITs to 10% of its total assets. However, this limitation may be changed at any time by the Board of Directors, without shareholder approval. As a fundamental policy, which may not be changed without shareholder approval, the Fund will not invest more than 25% of its total assets in preferred shares of REITs, with a maximum of 1% of the Fund's total assets invested in REIT preferred shares of any one issuer or its affiliates. REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:


- Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

- Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

- Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.


     Preferred shares of REITs are equity securities with fixed income characteristics, typically offering higher yields than the dividends paid on the common stock of REITs, but without the capital appreciation potential of common stock. Preferred shareholders also have priority over common shareholders upon liquidation of the REIT.


     OTHER ELIGIBLE INVESTMENTS

     The Fund also may invest in types of U.S. Government securities in addition to the GNMA, FNMA and FHLMC Certificates discussed above, and in corporate debt securities.

     U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, -such as United States Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Other U.S. Government securities are supported by: (i) the right of the issuer to borrow from the United States Treasury, such as securities of the Federal Home Loan Banks; or (ii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.

     U.S. Government securities may include zero coupon securities that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not make periodic payments of interest.

These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest.

     CORPORATE DEBT SECURITIES

     Corporate debt securities in which the Fund may invest are fixed income securities of United States corporations. The values of corporate debt securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of mortgage-backed securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate debt securities will decrease in value as a result of increases in interest rates.

     The Fund's investments in corporate debt securities may include unregistered securities that are purchased in private placements and are subject to statutory or contractual restrictions and delays on resale. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser. An issuer is often willing to create more attractive features when its securities are issued privately because it has averted the expense and delay involved in a public offering of its securities.

     Unregistered securities are often referred to as "restricted securities." Unregistered securities may generally be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time that the Fund may be permitted to sell a security under an effective registration statement. If during this period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unregistered securities are therefore unlike securities that are traded in the open market and that can be expected to be sold immediately if the market is adequate. A limited exception to the foregoing is that pursuant to Rule 144A under the Securities Act of 1933, certain unregistered securities can be sold without limit to certain qualified institutional buyers. However, the Fund may not always be able to sell unregistered securities pursuant to Rule 144A. For more information on the risks of unregistered securities, see Item 8.3 under "Illiquid and Unregistered Securities."

     RATINGS OF PORTFOLIO SECURITIES


     The Fund's investments in mortgage-backed securities must be rated at least A (or its equivalent) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality. The Fund's investments in preferred shares of REITs and in corporate debt securities must be rated at least BBB (or its equivalent) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, except that unregistered corporate debt securities must be rated at least A (or its equivalent) or, if unrated, determined by the Advisor to be of comparable quality. Securities rated in the four highest categories (BBB or its equivalent, or higher) are considered "investment grade;" however, securities rated BBB have speculative characteristics. In the event that a rated portfolio security is downgraded below investment grade, the Fund is required to sell the security as promptly as practicable. Unrated securities are sold in circumstances determined to be appropriate by the Advisor.


     The ratings of fixed income securities by nationally recognized statistical rating organizations are generally accepted barometers of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments; although the rating incorporates an assessment of future events, future performance of an issuer may differ greatly from current expectations. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in conditions of securities in each rating category. Rating agencies determine ratings for mortgage-backed securities by considering the likelihood of the receipt by the holders of these securities of all required distributions, the nature of the underlying assets, the credit quality of the grantor, if any, and the structural, legal and tax aspects associated with the securities. The ratings do not represent an assessment of the likelihood that principal prepayments will be made by mortgagors, which may cause investors to suffer a lower than anticipated yield or fail to recoup their initial investment.

     At the time of making investments in each category described above, the Advisor will consider the ratings of the securities in which it may invest or, in the case of unrated securities, the comparability of their credit risk to that of rated securities. The Advisor, however, performs its own investment analysis and does not rely exclusively on these ratings.

OTHER INVESTMENT MANAGEMENT PRACTICES

     The following discussion describes some of the other investment management practices that the Fund may employ from time to time to earn income, facilitate portfolio management and mitigate risk.

     HEDGING

     The Fund may engage in various interest rate transactions, consisting of interest rate swaps, caps and floors; futures; and put and call transactions (collectively, "hedging transactions"). Hedging transactions may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of these securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or, in the case of calls, to enhance income. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any hedging transaction is a function of market conditions. The hedging transactions that the Fund may use are described below.

     INTEREST RATE TRANSACTIONS

     To preserve a return or spread on a particular investment or portion of its portfolio, or for other non-speculative purposes, the Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund does not intend to use these transactions for speculative purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated at least AA (or its equivalent) by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality. The Advisor will monitor the creditworthiness of counterparties to interest rate transactions. If there is a default by the other party to an interest rate transaction, the Fund will have contractual remedies under the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Therefore, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund's total assets. The Fund may write (i.e., sell) caps and floors without limitation, subject to a segregated account requirement described in
Item 17 under "Other Investment Management Practices -- Hedging."

     OPTIONS ON SECURITIES

     In order to reduce fluctuations in net asset value, the Fund may write (i.e., sell) covered put and call options and, for hedging purposes, purchase put and call options on the securities in which it may invest. These options are traded on United States and foreign securities exchanges and in the over-the-counter markets.

     A put option gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Fund will not write puts if, as a result, more than 50% of the Fund's total assets would be required to be segregated. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     The Fund may write call options that are not covered for cross-hedging purposes. A call option written for cross-hedging purposes is designed to provide a hedge against a decline in the value of another security that the Fund owns or has the right to acquire. The Fund will write such a call option only when the Advisor expects that price changes in the security on which the option is written will correlate well with price changes in a security in the Fund's portfolio. The risk of imperfect correlation, however, always exists. In these circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash and liquid securities in an amount not less than the market value of the underlying security, marked to market daily.

     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Item 17 under "Other Investment Management Practices -- Hedging." The Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Item 17 under "Other Investment Management Practices - Hedging" for a further discussion of the use, risks and costs of option trading.

     The exchanges have established position limits governing the maximum number of options which may be written by an investor or group of investors acting in concert. Similarly, the Commodities Futures Trading Commission and the Chicago Board of Trade have established futures position limits for an investor or group of investors acting in concert. (A discussion of the Fund's ability to invest in futures contracts and options on futures contracts is set forth below.) The position limits may restrict the Fund's ability to purchase or write options on a particular security or to enter into futures contracts. It is possible that the Fund and other clients of the Advisor may be considered to be a group of investors acting in concert. Thus, the number of options or futures transactions which the Fund may enter into may be affected by options or futures transactions of other investment advisory clients of the Advisor.

     Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. These options are illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Advisor believes it would be advantageous to do so.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The successful use of these instruments relies upon the Advisor's experience with respect to these instruments and usually depends upon the Advisor's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if these strategies had not been used. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in these situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. These sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect. See Item 17 under "Other Investment Management Practices - Hedging" for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

     Futures contracts and options on futures contracts will be used only for hedging or for other risk management purposes. In addition, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts for other than bona fide hedging purposes would exceed 5% of the market value of the total assets of the Fund. This restriction will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Item 10.4.

     Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of its initial investment, due to the margin requirements associated with these positions.

     The Fund may, following written notice to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not currently contemplated or used by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. These opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above and in Item 17 under "Other Investment Management Practices - Hedging."

     EURODOLLAR INSTRUMENTS

     The Fund may make investments in Eurodollar instruments for hedging purposes only. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of these securities in determining its net asset value. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for these securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

     There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for the when-issued or forward commitment transaction in the segregated asset account. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in these transactions. For additional information concerning when-issued and forward commitment securities, see Item 17 under "Other Investment Management Practices - When-Issued and Forward Commitment Securities."

     LEVERAGE AND BORROWING

     The Fund intends to utilize leverage representing not more than 33 1/3% of its total assets. The Fund will borrow money from financial institutions unrelated to the Fund, including through reverse repurchase agreements. See "Reverse Repurchase Agreements" below. The Fund reserves the right to utilize leverage through the issuance of debt or preferred stock with such terms and provisions as are determined by the Fund's Board of Directors.

     Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets is at least 300% of the principal amount of the borrowing (i.e., the principal amount of the borrowing may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of the declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of the total principal amount of the Fund's borrowings.

     Subject to the asset coverage rules described above, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, share repurchases and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

     Utilization of leverage, which is a speculative technique, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expense for the Fund which can exceed the income from the assets purchased with borrowed funds. To the extent income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

     The Fund expects that some of its borrowings may be made on a secured basis. In these situations, either the Fund's custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with
(a) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (b) a suitable subcustodian.

     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. These agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. For additional information concerning repurchase agreements, see Item 17 under "Other Investment Management Practices - Repurchase Agreements."

     REVERSE REPURCHASE AGREEMENTS

     Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending this decision. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of the Fund's limitation on borrowing.

     INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may not be changed without shareholder approval. Among other restrictions, the Fund may not concentrate its investments in a particular industry, except that the Fund will concentrate its investments in the real estate industry, which the Fund defines as including all mortgage-related assets. The Securities and Exchange Commission currently considers a fund to be concentrated in an industry if it invests 25% or more of it total assets in securities of issuers in that industry. Securities of the U.S. Government, its agencies or instrumentalities are not considered to represent industries. A complete list of the Fund's investment restrictions is set forth in Item 17 under "Investment Restrictions."

     ITEM 8.3.   RISK FACTORS

     An investment in the Fund is subject to a number of risks, including the following:

     NO OPERATING HISTORY. The Fund is a newly organized, closed-end investment company with no operating history.

     THE FUND'S SHARES MAY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Shares of the Fund are designed for long-term investors and should not be treated as trading instruments. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the price of the shares on the date that the investor acquired them. This risk may be greater for investors who sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     The market price of the Fund's common shares will likely fluctuate in response to a number of factors:

     - the markets' perception of the Fund and its ability to generate distributions;

     -    changes in long-term and short-term interest rates; and

     -    conditions of the mortgage investment and stock markets.

     BORROWER DEFAULTS COULD REDUCE THE VALUE THE FUND'S ASSETS AND CASH AVAILABLE FOR DISTRIBUTION TO SHAREHOLDERS. While holding mortgage loans, the Fund will be subject to risks of borrower defaults, bankruptcies, fraud and losses and special hazard losses that are not covered by standard hazard insurance. If a borrower default occurs, the Fund will bear the risk of loss of principal to the extent of any deficiency between the value of the mortgage collateral and the principal amount of the mortgage loan. Loan foreclosures will cause the Fund to incur costs and often involve delays, and there is no assurance that the subsequent sale of the collateral will produce an amount equal to the unpaid principal balance of the loan, accrued but unpaid interest and all foreclosure expenses, in which case the Fund would suffer a loss. Defaults in the Fund's portfolio will reduce the value of that portfolio and the amount of cash available for distribution to shareholders. In cases where the Fund's lien position is subject to a permitted prior lien, there are additional risks associated with the rights and remedies which may be afforded to the senior lender.

     RISK OF MORTGAGE SERVICER INSOLVENCY. Mortgage participations acquired by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. If the mortgage servicer were to become insolvent or have a receiver, conservator or similar official appointed for it by the appropriate regulatory authority or become a debtor in a bankruptcy proceeding, there can be no assurance that the Fund's continuing rights to payments under such mortgage participations would not be adversely affected. The Fund could also incur costs and delays in enforcing its rights to these payments.

     CHANGES IN INTEREST RATES COULD REDUCE THE VALUE OF THE FUND'S ASSETS. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations and other factors beyond the control of the Fund. When interest rates decline, the value of a portfolio invested in fixed rate mortgages can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate mortgages can be expected to decline. The impact of interest rate changes on either the fair value the Fund's assets or the market price of the Fund's common shares cannot be predicted due to the characteristics of the mortgages and mortgage-related assets in which the Fund expects to invest and the various hedging techniques that can be employed by the Fund.

     PREPAYMENTS OF MORTGAGES MAY ADVERSELY AFFECT THE FUND'S YIELDS. The yield characteristics of mortgage-related assets differ from traditional debt securities. The major differences typically include more frequent interest and principal payments (usually monthly) and the possibility that prepayments of principal may be made at any time. As a result, if the Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if the Fund purchases the securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayment rates are influenced by changes in current interest rates and a variety of other economic, geographic, social and other factors.

     Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates as prepayments on the loans or other collateral underlying the securities in which the Fund has invested result in prepayments of those securities. The yield on the securities in which these amounts are reinvested is likely to be lower than the yield on the securities that were prepaid or the yield that could be achieved if the amounts were reinvested during a time of rising interest rates. Mortgage-related assets may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     THE FUND MAY EXPERIENCE LOSSES ON CERTAIN MORTGAGE-BACKED SECURITIES. While the Fund expects that a substantial majority of its mortgage-backed securities investments will be made in U.S. agency mortgage-backed securities, the Fund may include in its portfolio privately issued mortgage securities backed by pools of mortgage loans, which are typically not guaranteed by the U.S. government or any agency of the U.S. government. Although such mortgage-backed securities generally are structured with one or more types of credit enhancement and are rated A or of equivalent credit quality, any losses due to borrower defaults on any of the underlying mortgage loans, bankruptcies, fraud or special hazard losses, in excess of certain insurance limits, would be the responsibility of the Fund. Any such losses will reduce the value of the Fund's assets and the amount of cash available for distribution to shareholders.

     VOLATILITY OF VALUES OF MORTGAGED PROPERTIES MAY ADVERSELY AFFECT THE FUND'S MORTGAGE LOANS. The value of the Fund's mortgage loans will depend in part on the value of the real properties securing those loans. Commercial and multifamily property values and net operating income derived from these properties are subject to volatility and may be affected adversely by a number of factors, including:

     -    national, regional and local economic conditions;

     - local real estate conditions (such as an oversupply of housing or commercial space);

     -    changes or continued weakness in specific industry segments;

     - perceptions by prospective tenants of the safety, attractiveness, construction quality, age and design of the property;

     - the willingness and ability of the property's owner to provide capable management and adequate maintenance;

     -    demographic factors; and

     -    increases in operating expenses (such as energy or insurance costs).

     In the event that the value of real properties collateralizing the Fund's mortgage loans decreases, the market value of the Fund's mortgage loans could decline, which could limit the Fund's ability to borrow or require the Fund to sell assets, possibly at losses under adverse market conditions, in order to maintain liquidity and comply with its investment policies.

     THE FUND'S ABILITY TO INVEST IN ASSETS THAT ARE NOT DIRECTLY SECURED BY REAL ESTATE MAY INCREASE THE RISK OF LOSS IN THE EVENT OF BORROWER DEFAULT. The Fund is permitted to invest in loans that are secured or partially secured by pledges of ownership interests in single purpose entities (such as partnerships or limited liability companies) whose assets and activities are restricted to the ownership and operation of specified real property, rather than secured by the real property itself. There are additional risks associated with these single purpose entities undertaking additional debt and/or security interests in the real property that could reduce the value of the Fund's collateral upon foreclosure.

     POSSIBLE ENVIRONMENTAL LIABILITIES MAY RESULT IF THE FUND ACQUIRES INTERESTS IN PROPERTIES. The Fund may become subject to environmental risks if, in connection with a foreclosure of a mortgage loan, it acquires a property with material environmental problems. Such environmental risks include the risk that operating costs and values of these assets may be adversely affected by the obligation to pay for the cost of complying with existing environmental laws, ordinances and regulations, as well as the cost of complying with future legislation. Such laws often impose liability regardless of whether the owner or operator knows of, or was responsible for, the presence of such hazardous or toxic substances. The costs of investigation, remediation or removal of hazardous substances could exceed the value of the property. The Fund's income and ability to make distributions to its shareholders could be affected adversely by an environmental liability existing on a property so acquired by the Fund.

     INVESTMENTS MAY BE ILLIQUID AND THEIR VALUE MAY DECREASE. Many of the Fund's assets are and will be relatively illiquid. Thus, the ability of the Fund to vary its portfolio in response to changes in economic and other conditions may be relatively limited. This could result in depreciation in the value of the Fund's assets.

     LEVERAGE INCREASES EXPOSURE TO LOSS. The Fund is authorized to borrow funds in amounts not exceeding 33 1/3% of its total assets. The use of leverage by the Fund is a speculative technique which creates an opportunity for increased net income, but, at the same time, creates special risks. Any borrowings will be prior obligations of the Fund that must be satisfied before any payments may be made with respect to the Fund's shares, even though the Fund's portfolio may decline in value. Leverage can reduce the net income available for distributions to shareholders. If interest income on assets purchased with borrowed funds fails to cover the cost of the borrowings, the Fund will experience net interest losses and may experience net losses and erosion or elimination of its equity. The Fund intends to fund a portion of its assets with borrowings which have interest rates that reset relatively frequently, such as monthly or quarterly. The Fund anticipates that, in most cases, the income from its assets will respond more slowly to interest rate fluctuations than the cost of its borrowings, creating a potential mismatch between asset yields and borrowing rates. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Fund's net income. Increases in these rates will tend to decrease the Fund's net income and fair value of its net assets.

     The asset coverage requirements of the 1940 Act prohibit the declaration of dividends or other distributions on the Fund's common shares unless, after the payment of these dividends or distributions, asset coverage with respect to the Fund's senior securities representing indebtedness would be at least 300%. In addition, in the event the Fund issued preferred stock, the Fund would be required to maintain asset coverage with respect to the preferred stock of at least 200% prior to declaring dividends or other distributions on the common shares. Any failure to pay dividends could result in the Fund's loss of qualification for treatment as a regulated investment company for federal income tax purposes or, if the Fund retained such qualification, could cause the Fund to incur income and excise taxes on its undistributed income. See Item 10.4.

     HEDGING STRATEGIES MAY NOT ELIMINATE INTEREST RATE RISK AND MAY REDUCE THE OVERALL RETURNS ON INVESTMENTS. The Fund intends to enter into hedging transactions to protect its investment portfolio from interest rate fluctuations and other changes in market conditions. These hedging transactions may include interest rate swaps, the purchase or sale of interest rate caps or floors, futures, put and call transactions and other hedging instruments.

     Developing an effective hedging strategy is complex and no strategy can completely insulate the Fund from risks associated with interest rate changes and prepayments. In addition, hedging typically involves costs, including transaction costs, which increase dramatically as the period covered by the hedge increases and which also increase during periods of rising or volatile interest rates. The Fund may increase its hedging activity, and thus increase its hedging costs, during such periods when interest rates are volatile or rising and hedging costs have increased.

     Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or their clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there may be no requirements on the part of the counterparty with respect to record keeping, financial responsibility or segregation of customer funds and positions. The Fund intends to enter into these transactions only with counterparties with long-term debt rated "AA" or better by at least one nationally recognized rating agency. The business failure of a counterparty with which the Fund has entered into a hedging transaction will most likely result in a default, which may result in the loss of unrealized profit and force the Fund to cover its resale commitments, if any, at the then current market price. Although generally the Fund will seek to reserve for itself the right to terminate its hedging positions, it may not always be possible to dispose of or close out a hedging position without the consent of the counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover their risk. There can be no assurance that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

     Hedging devices and mortgage instruments are complex and can produce volatile results. Accordingly, there can be no assurance that the Fund's hedging strategy will have the desired beneficial impact on the Fund's earnings, financial condition and the resulting dividend yield on its common shares. Instead, such hedging strategies may have an adverse effect on the Fund's net income and cash available for distribution to shareholders. See Item 10.4 for more information on the risks of hedging strategies.

     SIGNIFICANT COMPETITION MAY ADVERSELY AFFECT THE FUND'S ABILITY TO ACQUIRE ASSETS. In acquiring mortgage loans and other mortgage-related assets, the Fund competes with mortgage REITs, specialty finance companies, savings and loan associations, banks, mortgage bankers, insurance companies, mutual funds, institutional investors, investment banking firms, other lenders, governmental bodies and other entities. Many of the Fund's competitors may be significantly larger than the Fund, have access to greater capital and other resources and may have other advantages over the Fund. In addition to existing companies, other companies may be organized for purposes similar to that of the Fund. A proliferation of such companies may increase the competition for equity capital and thereby adversely affect the market price of the common stock of the Fund. In addition, adverse publicity affecting this sector of the capital markets or significant operating failures of competitors may adversely affect the market price of the Fund's common shares.

     ACTIVE MANAGEMENT OF THE FUND MAY NOT PRODUCE THE DESIRED RESULTS. The Fund is subject to management risk because its investment portfolio is actively managed. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


     PREFERRED SHARES OF REITs ARE SUBJECT TO RISK. Particular risks associated with investments in REITs include the fact that equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.


     CERTAIN FUND INVESTMENTS MAY PRODUCE TAXABLE INCOME WITHOUT CASH DISTRIBUTIONS. The Fund is permitted to invest in securities that are deemed to have original issue discount or market discount for federal income tax purposes, such as whole loans and mortgage participations purchased at a discount and certain corporate debt securities. These securities are purchased at a discount from their face values to reflect that interest payments are either not made on a current basis or do not reflect prevailing interest rates for instruments of like grade and quality. When held to maturity, part or all of the yield of these instruments will consist of the payment of an amount equal to the original issue or market discount, which is generally equal to the difference between their purchase price and their redemption price. Each year, the Fund is required to accrue with respect to these securities a portion of the original issue discount or the market discount (if the Fund elects to accrue market discount on a current basis with respect to these securities), which is considered investment company taxable income in that year under the Internal Revenue Code, notwithstanding the fact that there is no corresponding distribution of cash to the Fund. In order to qualify as a regulated investment company under the Internal Revenue Code, the Fund must distribute to shareholders 90% of its investment company taxable income for the taxable year. Consequently, an investment by the Fund in the above securities may cause the Fund to incur borrowings, or to liquidate a portion of its portfolio, at rates or at times that the Advisor regards as unfavorable, to meet these distribution requirements. For a discussion of certain tax consequences resulting from the inclusion of the above securities in the Fund's portfolio, see Item 10.4.

     MARKET PRICE AND REPURCHASES OF FUND SHARES. In an effort to reduce or eliminate a market value discount from net asset value, the Fund may repurchase shares in the open market or tender for shares at net asset value, in either case in amounts deemed advantageous to the Fund and the holders of shares. The Fund may incur debt to finance repurchases, which poses certain risks to holders of shares. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act. There can be no assurance that the Fund will undertake any repurchases and/or tender offers or that, if undertaken, these actions will result in an improvement in the price of the shares. See "Repurchase of Common Shares; Conversion to Open-End Fund" in
Item 10.1.

     ANTI-TAKEOVER AND OPEN-ENDING PROVISIONS. Some provisions in the Fund's Articles of Incorporation and the Minnesota Business Corporation Act could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive common shareholders of opportunities to sell their common shares at a premium over the shares' then-current market price by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Anti-Takeover Effect of Some Provisions of Minnesota Law and the Fund's Articles of Incorporation" in Item 10.1.

     POSSIBLE FUTURE CONVERSION TO OPEN-END INVESTMENT COMPANY. The Fund's Articles of Incorporation provide that an affirmative vote of holders of 66 2/3% of the outstanding shares is required to convert the Fund from a closed-end to an open-end investment company. This vote is higher than the minimum vote required under the 1940 Act. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale its shares and each such share could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share. In that event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on a national securities exchange or market. In addition, the Fund would also have to change some of its investment policies.

     Given the investment risks described above, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

     ITEM 8.4.   OTHER POLICIES

     Not applicable.

     ITEM 8.5.   SHARE PRICE DATA

     Not applicable. The Fund will apply for the listing of its shares on the American Stock Exchange.

ITEM 9.   MANAGEMENT

     ITEM 9.1.   GENERAL

     (a)  DIRECTORS AND OFFICERS

     The Fund's business and affairs are managed under the direction of the Fund's Board of Directors. There are currently eight directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth in Item 18.

     (b)  INVESTMENT ADVISOR

     The Fund will enter into an investment advisory and management agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management will act as the Fund's investment advisor. U.S. Bancorp Asset Management is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for more than 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. U.S. Bancorp Asset Management, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliated asset management groups had more than $111 billion in assets under management. U.S. Bancorp Asset Management currently manages 60 open-end funds and 10 closed-end funds.

     U.S. Bancorp Asset Management will furnish the Fund with investment advice and, in general, will supervise the management and investment program of the Fund. U.S. Bancorp Asset Management will furnish at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund, and executive and supervisory personnel for managing the investments and effecting the Fund's portfolio transactions. U.S. Bancorp Asset Management also will pay the salaries and fees of all officers and directors of the Fund who are affiliated persons of U.S. Bancorp Asset Management.

     Under the investment advisory and management agreement, the Fund is required to pay U.S. Bancorp Asset Management a monthly advisory fee in an amount equal to the sum of 0.01667% of the average weekly net assets of the Fund during the month (approximately 0.20% on an annual basis) and 4.5% of the daily gross income (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month, provided, however, that this monthly management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For purposes of calculation of the fee payable to the Advisor, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of that weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a Fund business day, then the calculation will be based on the net assets of the Fund on the immediately preceding Fund business day.

     The following chart illustrates the yearly management fee under the investment advisory and management agreement, expressed as a percentage of average Fund net assets during the year, that would be payable by the fund to the Advisor in the event the Fund's gross income during the year (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) equaled the respective indicated percentages of average weekly net assets.

                                            ANNUAL FEE (AS A % OF
               ASSUMED GROSS YIELD           AVERAGE NET ASSETS)
               -------------------           -------------------
                    8.00%                           0.560%
                   10.00%                           0.650%
                   11.67%                           0.725%

     (c)  PORTFOLIO MANAGEMENT

     The employees of U.S. Bancorp Asset Management who will be principally responsible for the Fund's investment program will be John G. Wenker, Russell J. Kappenman and Chris J. Neuharth.

     Mr. Wenker, Senior Vice President of the Fund, oversees the Advisor's Whole Loan Mortgage team and serves as lead manager of the Advisor's Real Estate Securities team. Mr. Wenker has been with the Advisor since 1998, prior to which he had been a managing director of the fixed income department at Piper Jaffray Inc. from 1992 to 1998 and director of Revitalization Resources at the Minneapolis Community Development Agency from 1990 to 1992. Mr. Wenker has a B.A. in public administration from Metropolitan State University and an M.B.A. in finance from the University of St. Thomas. He is also the lead manager for First American Real Estate Securities Fund, an open-end fund investing primarily in equity real estate investment trusts. Mr. Wenker has 16 years of financial industry experience, including ten years in portfolio management.

     Mr. Kappenman, Vice President and Assistant Secretary of the Fund, has been a Managing Director of the Advisor since 2001, prior to which he had been a Vice President of the Advisor since 1998. Mr. Kappenman was with Piper Jaffray Inc. from 1989 to 1998, serving as a fixed-income analyst and tax manager. He received a B.A. in accounting from the University of South Dakota. Mr. Kappenman holds the Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants and the Minnesota Society of CPAs. He has 16 years of financial industry experience, including seven years in portfolio management.

     Mr. Neuharth is currently a Managing Director and Senior Fixed Income Portfolio Manager for the Advisor. Mr. Neuharth joined the Advisor in 2000. Prior thereto, he had been a director and senior portfolio manager at Brinson Partners since 1999. He also worked at U.S. Bancorp Piper Jaffray as a director of risk management from 1997 to 1999 at Piper Capital Management Incorporated as risk manager from 1995 to 1997, and, prior thereto, at Fortis Advisors and First Minnesota Bank as a fixed-income portfolio manager. Mr. Neuharth received a B.S. in business finance from Winona State University, is a member of the Association for Investment Management and Research and holds the Chartered Financial Analyst designation. He has 21 years of financial industry experience, including 17 years in portfolio management.

     (d)  FUND ADMINISTRATION

     The Fund will enter into an administration agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management will provide, or compensate others to provide, various oversight and legal services, accounting services, and shareholder services to the Fund. For these services, the Fund will pay U.S. Bancorp Asset Management an administration fee at an annualized rate of 0.25% of the Fund's average weekly net assets.

     (e)  CUSTODIANS

     The Fund's securities and cash will be held under a Custodian Agreement by U.S. Bank, 336 North Robert Street, St. Paul, Minnesota 55101. U.S. Bank is the parent company of the Advisor. The Fund's assets will be held under bank custodianship in compliance with the 1940 Act. Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will act as the Fund's transfer agent, dividend-paying agent and registrar.

     (f)  EXPENSES

     In addition to the advisory and administration fees paid to U.S. Bancorp Asset Management, the Fund will pay all other costs and expenses of it operations, including compensation of its directors other than those affiliated with U.S. Bancorp Asset Management, custodian, transfer agent and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     (g)  AFFILIATED BROKERAGE.

     When entering into portfolio transactions on behalf of the Fund, U.S. Bancorp Asset Management may place transactions conducted on an agency basis through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on the transactions. In effecting portfolio transactions through these affiliates, the Fund intends to comply with
Section 17(e)(1) of the 1940 Act.

     ITEM 9.2.   NON-RESIDENT MANAGERS

     Not applicable

     ITEM 9.3.   CONTROL PERSONS.

     Not applicable

ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES

     ITEM 10.1.  CAPITAL STOCK.

     The Fund was incorporated in Minnesota on November 19, 2002 and is authorized to issue up to one billion shares of capital stock, $.01 par value. The shares are divisible into classes and series, having the designations, voting rights, and other rights and preferences, and subject to the restrictions, that the Fund's board of directors may from time to time establish, fix and determine. Unless otherwise designated by the Board of Directors, all issued shares will be deemed common shares. All of the shares offered in connection with the Merger will be common shares and will, upon issuance, be duly authorized, fully paid and nonassessable. Common shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock.

     Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

     Common shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the New Fund's securities. All common shares will have equal dividend, liquidation and other rights.

ANTI-TAKEOVER EFFECT OF SOME PROVISIONS OF MINNESOTA LAW AND THE FUND'S ARTICLES OF INCORPORATION

     Section 302A.673 of the Minnesota Business Corporation Act restricts certain transactions between the Fund and a shareholder (an "interested shareholder") who becomes the beneficial holder of 10% or more of the Fund's outstanding voting stock unless a majority of the disinterested directors of the Fund have approved, prior to the date on which the shareholder acquired a 10% interest, either the business combination transaction suggested by that shareholder or the acquisition of shares that made the shareholder an interested shareholder. If the required prior approval is not obtained, the statute imposes a four-year prohibition from the interested shareholder's share acquisition date on mergers, sales of substantial assets, loans, substantial issuances of stock and various other transactions involving the Fund and the interested shareholder or its affiliates. This provision may prevent persons who have not obtained the approval of the Fund's disinterested directors from attempting to gain control of the Fund since those persons would be prohibited from using the assets of the Fund to repay debt incurred to finance a takeover.

     Section 302A.671 of the Minnesota Business Corporation Act provides that unless the acquisition of specified new percentages of voting control of the Fund (in excess of 20%, 33 1/3% or 50%) by an existing shareholder or other person is approved by a majority of the shares entitled to vote, excluding all interested shares, the shares acquired above this new percentage level of voting control will not be entitled to voting rights. The Fund is required to hold a special shareholders' meeting to vote on any such acquisition within 55 days after the delivery to the Fund by the acquirer of an information statement describing, among other things, the acquirer and any plans of the acquirer to liquidate or dissolve the Fund and copies of definitive financing agreements for any financing of the acquisition not to be provided by funds of the acquirer. If an acquirer does not submit an information statement to the Fund within 10 days after acquiring shares representing a new percentage of voting control of the Fund or if the disinterested shareholders vote not to approve such an acquisition after it has already been made, the Fund may redeem the shares so acquired by the acquirer at their market value. Section 302A.671 generally does not apply to a cash offer to purchase all shares of voting stock of the issuing corporation if the offer has been approved by a majority of the disinterested board members of the issuing corporation.

     The Fund's Articles of Incorporation provide that the affirmative vote of 66 2/3% of the outstanding common shares and preferred shares, if any, voting together as a class, is required to convert the Fund from a closed-end to an open-end management investment company.

     The foregoing provisions of the Fund's Articles of Incorporation and of the Minnesota Business Corporation Act could have the effect of depriving the common shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends under normal circumstances to distribute monthly dividends from its net investment income. It is expected that the first dividend will be declared approximately 30 days and paid approximately 45 to 60 days after the initial issuance of shares. The Fund will attempt to maintain a level rate of monthly distributions based upon what the Advisor believes the Fund's annualized average net investment income will be. The Fund may at times pay out more or less than the entire amount of net investment income in any particular period in order to permit the Fund to maintain this stable level of distributions. Any net investment income retained by the Fund would be available to stabilize future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during that period. Monthly distributions may also include amounts attributable to net short-term capital gains if necessary to maintain a stable level of distributions. This may result in a portion of the monthly distributions constituting a return of capital to the extent the Fund subsequently realizes capital losses. See Item 10.4 under "Federal Tax Treatment of Shareholders." Net short-term capital gains not previously distributed and net long-term gains, if any, will be distributed at least once annually. Any distribution that includes amounts attributable to net capital gains or returns of capital shall be accompanied by a notice indicating what portion of the distribution is so attributable. In addition, shareholders will be sent annual notices reporting the tax status of distributions made during the year and indicating whether any portion of those distributions represents a return of capital.

     See "Dividend Reinvestment Plan," below, for information concerning the manner in which dividends and distributions may be automatically reinvested in common shares of the Fund. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional common shares by Equiserve Trust Co., N.A. (the "Plan Administrator"), administrator of the Plan. Otherwise, the shareholder will receive distributions in cash. Shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III and American Select Portfolio Inc. (the "Existing Funds") who receive shares in the Merger will be deemed to have elected to have their distributions reinvested automatically in additional common shares if they participate in their Existing Fund's Dividend Reinvestment Plan. All distributions to shareholders who do not elect to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator, as the dividend paying agent. Generally, shareholders whose shares are held in the name of a broker or nominee may elect to automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact that broker or nominee to determine whether and how they may participate in the Plan. Participation in the Plan may be terminated or resumed at any time without penalty by contacting the Plan Administrator before the dividend record date; otherwise the termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     The Plan Administrator will open an account for each shareholder under the Plan in the same name in which that shareholder's shares are registered. Whenever the Fund declares a dividend or other capital gain distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. Beginning no more than five business days before the dividend payment date, the Plan Agent will buy shares of the Fund on the American Stock Exchange ("AMEX") or elsewhere on the open market only when the price of the Fund's shares on the AMEX plus commissions is at less than a 5% premium over the Fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Plan Agent will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder to be in its name and held for the account of beneficial owners who participate in the Plan.

     Each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on those dividends. See
Item 10.4.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A. at P.O. Box 43011, Providence, RI, 02940-3011, or you can call the Plan Administrator at 1-800-543-1627.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, portfolio credit quality, relative demand for and supply of these shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. In an attempt to reduce or eliminate significant market discounts from net asset value, the Fund may, from time to time, repurchase or make a tender offer for its common shares, or it may, subject to shareholder approval, convert to an open-end investment company. The Fund may incur debt to finance repurchases and tenders, and in doing so will comply with the 1940 Act asset coverage requirements. Interest on any borrowings will reduce the Fund's net income.

     The Fund anticipates that the market price of its shares will generally vary from net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchases or tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. There can be no assurance that share repurchases, tender offers, or conversion to an open-end investment company will take place or that, if they occur, they will result in the Fund's shares trading at a price that is equal to their net asset value or reduce or eliminate any market value discount.

     It should be recognized that any acquisition of common shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. The illiquid nature of certain of the fund's investments will be considered in determining whether a repurchase or tender offer should be made by the Fund. Shares that have been purchased by the Fund will be returned to the status of authorized but unissued common shares.

     If the Fund converted to an open-end investment company, its shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of the redemption. The Fund's Articles of Incorporation provide that the affirmative vote of 66 2/3%of the outstanding shares is required to convert the Fund from a closed-end to an open-end management investment company.

     Before deciding whether to take any action if the shares trade significantly below net asset value, the Board of Directors would consider all factors that they deemed relevant. Factors that the Board may consider include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a significant discount for a significant period of time, the Board of Directors may determine that no action should be taken.

VALUATION OF PORTFOLIO SECURITIES

     The Fund intends to calculate and make available for weekly publication the net asset value of its shares. Net asset value per share will be determined as of the primary closing time on the New York Stock Exchange (currently 3 p.m. central time) by adding the market value (or fair value if market quotations are not readily available) of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued, and dividing by the total number of the Fund's shares then outstanding.

     Securities in the Fund's portfolio will be valued at market value or fair value if market quotations are not readily available. Securities for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities; provided, however, that these securities may be valued on the basis of prices provided by a pricing service when these prices are believed by the Board of Directors to more accurately reflect the fair market value of the securities than do dealer quotations. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. To the extent dealer quotes are used in pricing securities, the Advisor always seeks to obtain quotes from more than one dealer. However, from time to time, it may not as a practical matter be possible to obtain bid and asked quotations from more than one dealer in certain mortgage-backed securities. Under these circumstances, one dealer quote will be used as a basis for valuing the security unless the Advisor, subject to the supervision of the Board of Directors, believes based on market prices of comparable securities, developments in the marketplace or otherwise, that the quote is not reflective of the market value of the security, in which case the security will be valued at fair value.

     Securities and assets for which market quotations are not readily available (other than whole loans and participation mortgages valued in accordance with the valuation methodology described below, but including real estate acquired incident to foreclosures on mortgage loans), will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. U.S. Government securities and other debt instruments having, on the date of purchase, 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term of maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

     Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

     Whole loans and participation mortgages will initially be valued at cost and their value will subsequently be monitored and adjusted pursuant to a pricing model which is designed to incorporate, among other things, the present value of the projected stream of cash flow on these investments. The pricing model will take into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans.

     Changes in prevailing interest rates, real or perceived liquidity, yield spreads and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

     Certain elements of the pricing model involve subjective judgments. The actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

     The Board of Directors will review and monitor the foregoing pricing procedures with a view towards insuring that the prices obtained or used by the Fund are appropriate.

     ITEM 10.2.  LONG-TERM DEBT.

     Not applicable. The Fund has not issued any long-term debt.

     ITEM 10.3.  GENERAL.

     Not applicable. The Fund's Board of Directors has not authorized the issuance of any other class of securities.

     ITEM 10.4.  TAXES

     The following discussion does not present a complete explanation of the tax treatment of the Fund or its shareholders, some of which may be subject to special rules. A shareholder in the Fund should consult his or her own tax advisor concerning these matters.

FEDERAL TAX TREATMENT OF THE FUND

     The Fund intends to qualify as a regulated investment company for federal income tax purposes. In order to so qualify, the Fund must meet certain requirements imposed by the

Internal Revenue Code as to the sources of the Fund's income and the diversification of the Fund's assets. The Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities (including, but not limited to, gains from options, futures or forward contracts) and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, the Fund will not be subject to federal income tax on income and gains to the extent that it distributes such income and gains to its shareholders. The minimum distribution requirement is satisfied if the Fund distributes at least 90% of its net investment income (including net short-term capital gains) for the taxable year. The Fund intends to satisfy the above minimum distribution requirement. If the Fund elected to retain its remaining net investment income, or part or all of its long-term capital gains, the Fund would be subject to corporate tax on such undistributed income and gains. The Fund will generally be subject to a nondeductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year (unless the Fund's taxable year ends with November or December and the Fund elects to use its taxable year); and (c) the undistributed income and gains from the preceding years (if any).

     Certain Fund investments may have special tax consequences. The Fund intends to engage in various hedging transactions. Under various provisions of the Code, the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations having original issue discount such as zero coupon securities or market discount (if the Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Internal Revenue Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

FEDERAL TAX TREATMENT OF SHAREHOLDERS

     DISTRIBUTIONS TO SHAREHOLDERS.

     Distributions to shareholders attributable to the Fund's net investment income (including interest income and net short-term capital gains) are taxable as ordinary income whether paid in cash or reinvested in additional shares. Since the Fund's income is expected to be derived primarily from interest and capital gains, it is not anticipated that any of the Fund's distributions will qualify for the dividends received deduction for corporate shareholders.

     Distributions of any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, if any) that are designated as capital gain dividends are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held.

     Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares of the Fund). However, any dividend declared by the Fund in October, November or December of any calendar year which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year if the dividend is paid during January of the following year.

     The Fund will send written notices to shareholders regarding the tax status of all distributions made during each year. A shareholder receiving a distribution in the form of additional shares issued by the Fund pursuant to the Dividend Reinvestment Plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will also equal the fair market value of such shares on the distribution date. A shareholder receiving a distribution in the form of additional shares purchased by the Plan Agent on the open market will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on his behalf. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares (including brokerage commissions).

     BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are generally exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     SALE OF SHARES

     In general, if a share is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and the seller's adjusted basis in the share. Any gain or loss realized upon a sale of shares by a shareholder who is not a dealer in such shares will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Further, if such shares are held for six months or less, loss realized by a shareholder will be treated as long-term capital loss to the extent of the total of any capital gain dividend received by the shareholder. In addition, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     LIQUIDATING DISTRIBUTIONS

     Liquidating distributions which exceed a shareholder's basis in his shares will be treated as gain from the sale of such shares. If the total liquidating distributions are less than a shareholder's basis, the shareholder will realize a loss on such liquidation. Such gain or loss will be capital gain or loss unless the shareholder is considered to be a dealer with respect to Fund shares.

OTHER TAXES

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation.

FOREIGN SHAREHOLDERS

     The foregoing discussion relates solely to United-States federal income tax law as applicable to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the fact that such a shareholder may be subject to U.S. withholding tax on amounts constituting ordinary income from U.S. sources, including ordinary dividends paid by the Fund.

     ITEM 10.5.  OUTSTANDING SECURITIES.

     Set forth below is information with respect to the common shares as of April 21, 2003.


                                              AMOUNT HELD BY THE FUND
                                                   OR FOR ITS OWN
  TITLE OF CLASS        AMOUNT AUTHORIZED             ACCOUNT            AMOUNT OUTSTANDING
  --------------        ------------------    -----------------------    ------------------
Common Stock            One billion shares           0 shares                 0 shares

     ITEM 10.6.  SECURITIES RATINGS

     Not applicable

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES.

     Not applicable.

ITEM 12.  LEGAL PROCEEDINGS.

     To the knowledge of the Fund, there are no material legal proceedings, as that term is defined in the instructions to this item, to which the Fund or the Advisor is a party.

ITEM 13.  TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.

     Not applicable.

                                     PART B
                       INFORMATION REQUIRED IN A STATEMENT
                            OF ADDITIONAL INFORMATION

ITEM 14.  COVER PAGE.

     Not applicable.

ITEM 15.  TABLE OF CONTENTS.

     Not applicable.

ITEM 16.  GENERAL INFORMATION AND HISTORY.

     Not applicable.

ITEM 17.  INVESTMENT OBJECTIVE AND POLICIES.

     The investment objective and policies of the Fund are set forth in Item
8.2. Certain additional investment information is set forth below.

DESCRIPTION OF PORTFOLIO SECURITIES

     MORTGAGE-BACKED SECURITIES

     Certain types of mortgage-backed securities in which the Fund may invest are described in more detail below.

     GINNIE MAE CERTIFICATES

     Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     The Ginnie Mae Certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by-manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

     FANNIE MAE CERTIFICATES

     Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are obligations solely of FNMA and are not backed by the full faith and credit of the United States government.

     Each Fannie Mae Certificate will represent a pro-rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) fixed rate and adjustable mortgage loans secured by multifamily projects.

     FREDDIE MAC CERTIFICATES

     Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, interests in whole loans and participations comprising another Freddie Mac Certificate group.

     TYPES OF CREDIT SUPPORT

     As discussed in Item 8.2, to lessen the effect of failures by obligors on certain underlying mortgages to make payments, mortgage-backed securities may contain elements of credit support. Examples of credit support arising out of the structure of the transaction include "senior-subordinated" securities (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. Government securities which are not backed by the full faith and credit of the United States. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     The Fund may invest in zero coupon U.S. Government securities. The Fund accrues income on these securities for tax and accounting purposes which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. Certain zero coupon obligations are issued by the U.S. Treasury and others are issued by government agencies or instrumentalities. Investment banks may also strip Treasury securities and sell them under proprietary names. Only "stripped" U.S. Government securities that are issued through the United States Treasury's STRIPS program are considered to be direct obligations of the U.S. Government.

     CORPORATE DEBT SECURITIES

     The Fund may invest in certain types of corporate debt securities that have been issued with original issue discount or market discount. An investment in these securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund as such securities generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. These risks are described in Item 8.3 under "Taxable Income Without Cash Distributions."

     TEMPORARY INVESTMENTS

     At times the Advisor may judge that conditions in the markets for mortgage-related assets and other fixed-income securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Advisor may use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest substantially all of its assets in high-quality fixed-income obligations such as U.S. Treasury securities, commercial paper, certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with these strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

OTHER INVESTMENT MANAGEMENT PRACTICES

     HEDGING

     Hedging transactions not described herein and in Item 8.2 may be used by the Fund in the future as they are developed to the extent deemed appropriate by the Board of Directors of the Fund. The Fund will provide written notice to shareholders in advance of the use, to a significant degree (i.e., in excess of 5% of the Fund's total assets with respect to each individual category of hedging transaction), of any hedging transactions developed in the future that differ substantially from those discussed in this Registration Statement.

     INTEREST RATE TRANSACTIONS

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

     OPTIONS ON SECURITIES

     The Fund is authorized to write covered put and call options and purchase put and call options on the securities in which it may invest that are traded on U.S. and foreign securities exchanges and in over-the-counter markets. The Fund also intends to write call options that are not covered for cross-hedging purposes.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     FUTURES CONTRACTS

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities, or contracts based on bonds or financial indices including any index of the types of securities in which the Fund may invest. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into futures contracts for this purpose, the Fund will maintain in a segregated account cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.


     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisor will only enter into futures contracts if it believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS

     The Fund is authorized to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in these instruments. Markets in options and futures with respect to many types of securities in which the Fund invests are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See Item 10.4.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND OPTIONS ON FUTURES CONTRACTS

     Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of its initial investment, due to the margin requirements associated with these positions.

     In addition, options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions also could be adversely affected by (i) other complex foreign political and economic factors;
(ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When the Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, marked to the market daily, until payment is made. The Fund will likewise segregate securities it sells on a forward commitment basis. On the delivery date, the

Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from the available cash flow.

     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

PORTFOLIO TURNOVER

     Because the Fund will actively manage its portfolio to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objectives and policies, the Fund may be subject to a greater degree of portfolio turnover and, thus, a higher incidence of short-term capital gain than might be expected from investment companies that invest substantially all of their funds on a long-term basis. Correspondingly larger transaction costs can be expected to be borne by the Fund. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Fund generally will not exceed 100% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 100% occurs, for example, when all of the securities in the Fund's portfolio are replaced once in a period of one year. A greater turnover rate can be expected to result in a higher incidence of short-term, capital gain and will also result in correspondingly greater transaction costs (i.e., underwriters' commissions and the spread of the bid and asked prices quoted by dealers) to be borne by the Fund.

INVESTMENT RESTRICTIONS

     The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. Except with respect to the Fund's investment restriction regarding borrowing, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

     The Fund may not:

     (1) Concentrate its investments in a particular industry, except that the Fund will concentrate its investments in the real estate industry, which the Fund defines as including all mortgage-related assets. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (2) Borrow money or issue senior securities, except as permitted under the 1940 Act (including the issuance of preferred shares), as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     (4) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     (5) Purchase physical commodities or contracts relating to physical commodities.

     (6) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.


     (7) Invest more than 25% of its total assets in preferred shares of real estate investment trusts ("REITs"); or more than 1% of the Fund's total assets in REIT preferred shares of any one issuer or its affiliates.

     For purposes of applying the limitation set forth in subparagraph (1) above, the Securities and Exchange Commission would currently consider the Fund to be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. Securities of the U.S. Government, its agencies or instrumentalities are not considered to represent industries. For purposes of applying the limitation set forth in subparagraph (2) above, under the Investment Company Act of 1940 as currently in effect the Fund is not permitted to borrow or issue a senior security unless immediately after such borrowing or issuance the value of the Fund's total assets is at least 300% of the principal amount of the borrowing or issuance (i.e., the principal amount of the borrowing or issuance may not exceed 33 1/3% of the Fund's total assets).


     The Fund will operate as a "diversified" Fund which means that it will not, with respect to 75% of its total assets (i) invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or (ii) own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof.

ITEM 18.  MANAGEMENT.

DIRECTORS AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the directors. As of April 21, 2003, the directors and officers of the Fund as a group did not own any shares of the Fund.

     Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director and officer is also a director or officer of each of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex (not including the Fund, which has not yet commenced operations) currently consists of eight closed-end funds (each of which is a registered investment company) and 54 open-end funds (which are portfolios of four registered investment companies). Information is set forth separately for directors who are interested persons of the Fund (as defined in the 1940 Act) and directors who are not interested persons of the Fund (the "Independent Directors"). The business address of the Fund and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     The directors of the Fund, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund Complex, and other directorships held are set forth below. The business address of the directors is that of the Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402.


INDEPENDENT DIRECTORS


                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS IN   OTHER
                        POSITION                                                                         FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION                  COMPLEX         SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST                           OVERSEEN BY     HELD BY
NAME AND AGE            FUND        OF TIME SERVED                 5 YEARS                               DIRECTOR        DIRECTOR**
---------------------   --------    ----------------------------   ------------------------------        -------------   ----------
Roger A. Gibson         Director    Director since November 19,    Vice President - Cargo, United             62           None
(Age 56)                            2002.  Serves for a one-year   Airlines, since July 2001;
                                    term that expires at the       Vice President, North America
                                    next annual meeting of         - Mountain Region for United
                                    shareholders.                  Airlines (1995 - 2001).

Leonard W. Kedrowski    Director    Director since November 19,    Owner, Executive and                       62           None
(Age 61)                            2002.  Serves for a one-year   Management and Consulting,
                                    term that expires at the       Inc., a management consulting
                                    next annual meeting of         firm, since 1992; Chief
                                    shareholders.                  Executive Officer, Creative
                                                                   Promotions

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS IN   OTHER
                        POSITION                                                                         FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION                  COMPLEX         SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST                           OVERSEEN BY     HELD BY
NAME AND AGE            FUND        OF TIME SERVED                 5 YEARS                               DIRECTOR        DIRECTOR**
---------------------   --------    ----------------------------   ------------------------------        -------------   ----------
                                                                   International, LLC, a
                                                                   promotional award programs and
                                                                   products company, since 1999;
                                                                   Board member, GC McGuiggan
                                                                   Corporation (dba Smyth
                                                                   Companies), a label printer,
                                                                   since 1993; Advisory Board
                                                                   member, Designer Doors, a
                                                                   manufacturer of designer
                                                                   doors, from 1998 to 2002;
                                                                   acted as CEO of Graphics
                                                                   Unlimited from 1996 to 1998.

Richard K Riederer      Director    Director since November 19,    Retired; President and Chief               62           None
(age 58)                            2002. Serves for a one-year    Executive Officer, Weirton
                                    term that expires at the       Steel (1995 - 2001); Director,
                                    next annual meeting of         Weirton Steel (1993 - 2001).
                                    shareholders.

Joseph D. Strauss       Director    Director since November 19,    Owner and Executive Officer,               62           None
(Age 62)                            2002. Serves for a one-year    Excensus(TM), LLC, a
                                    term that expires at the       consulting firm, since 2001;
                                    next annual meeting of         owner and President, Strauss
                                    shareholders.                  Management Company, a
                                                                   Minnesota holding company for
                                                                   various organizational
                                                                   management business ventures,
                                                                   since 1993; owner, Chairman
                                                                   and Chief Executive Officer,
                                                                   Community Resource
                                                                   Partnerships, Inc., a
                                                                   strategic planning, operations
                                                                   management, government
                                                                   relations, transportation
                                                                   planning and public relations
                                                                   organization, since 1993;
                                                                   attorney at law.

Virginia L. Stringer    Chair;      Director since November 19,    Owner and President, Strategic             62           None
(Age 58)                Director    2002. Serves for a one-year    Management Resources, Inc., a
                                    term that expires at the       management consulting firm,
                                    next annual meeting of         since 1993; Executive
                                    shareholders.                  Consultant for State Farm
                                                                   Insurance Company since 1997;
                                                                   formerly President and
                                                                   director of The Inventure

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS IN   OTHER
                        POSITION                                                                         FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION                  COMPLEX         SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST                           OVERSEEN BY     HELD BY
NAME AND AGE            FUND        OF TIME SERVED                 5 YEARS                               DIRECTOR        DIRECTOR**
---------------------   --------    ----------------------------   ------------------------------        -------------   ----------
                                                                   Group, a management consulting
                                                                   and training company,
                                                                   President of Scott's, Inc., a
                                                                   transportation company, and
                                                                   Vice President of Human
                                                                   Resources of The Pillsbury
                                                                   Company.

James M. Wade           Director    Director since November 19,    Owner and President, Jim Wade              62           None
(Age 59)                            2002.  Serves for a one-year   Homes, a homebuilding company,
                                    term that expires at the       since 1999.
                                    next annual meeting of
                                    shareholders.

INTERESTED DIRECTOR


                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS IN   OTHER
                        POSITION                                                                         FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION                  COMPLEX         SHIPS
                        WITH THE    TERM OF OFFICE AND LENGTH OF   DURING LAST                           OVERSEEN BY     HELD BY
NAME AND AGE            FUND        TIME SERVED                    5 YEARS                               DIRECTOR        DIRECTOR**
---------------------   --------    ----------------------------   ------------------------------        -------------   ----------
John M. Murphy, Jr.++   Director    Director since November 19,    Retired; Minnesota State                   62           None
(age 60)                            2002.  Serves for a one-year   Chairman - U.S. Bancorp from
                                    term that expires at the       2000 to December 2002;
                                    next annual meeting of         Executive Vice President of
                                    shareholders.                  U.S. Bancorp from January 1999
                                                                   to December 2002; Chairman and
                                                                   Chief Investment Officer of
                                                                   First American Asset
                                                                   Management and U.S. Bank
                                                                   Trust, N.A., and Executive
                                                                   Vice President of U.S. Bancorp
                                                                   (1991-1999).


----------

* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the 1940 Act.


++ Mr. Murphy is considered an "interested" director because of his ownership of securities issued by U.S. Bancorp.

     The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below. Unless otherwise indicated, the address of each of the officers listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Each officer has served as such since the inception of the Fund. Officers serve at the pleasure of the Board of Directors and are re-elected annually by the Board.

FUND OFFICERS


                           POSITION HELD WITH
NAME, ADDRESS AND AGE      THE FUND               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    -------------------    --------------------------------------------------
Thomas S. Schreier, Jr.    President              Chief Executive Officer of the Advisor since May
(Age 40)                                          2001; prior thereto, Chief Executive Officer of
                                                  First American Asset Management from December 2000
                                                  through May 2001 and of Firstar Investment &
                                                  Research Management Company ("FIRMCO") from
                                                  February 2001 through May 2001; Senior Managing
                                                  Director and Head of Equity Research of U.S.
                                                  Bancorp Piper Jaffray from October 1998 through
                                                  December 2000; Senior Airline Analyst and Director
                                                  of Equity Research of Credit Suisse First Boston
                                                  through 1998.

John G. Wenker             Senior Vice            Managing Director of the Advisor since May 2001;
(Age 51)                   President              prior thereto, Managing Director of First American
                                                  Asset Management since 1998; Managing Director of
                                                  the Fixed Income Department at Piper Jaffray Inc.
                                                  from 1992 to 1998.

Mark S. Jordahl            Vice President --      Chief Investment Officer of the Advisor since
(Age 42)                   Investments            September 2001; prior thereto, President and Chief
                                                  Investment Officer, ING Investment Management -
                                                  Americas, September 2000 to June 2001, Senior Vice
                                                  President and Chief Investment Officer, ReliaStar
                                                  Financial Corp, January 1998 to September 2000,
                                                  Executive Vice President and Managing Director,
                                                  Washington Square Advisors, January 1996 to
                                                  December 1997.

Jeffery M. Wilson          Vice President --      Senior Vice President of the Advisor since May
(Age 46)                   Administration         2001; prior thereto, Senior Vice President of
                                                  First American Asset Management.

Russell J. Kappenman       Vice President and     Managing Director of the Advisor since 2001; prior
(Age 38)                   Assistant Secretary    thereto, Vice President of First American Asset
                                                  Management since 1998; tax manager and fixed
                                                  income analyst with Piper Jaffray Inc. from 1989
                                                  to 1998.

Julene R. Melquist         Vice President         Vice President of the Advisor since May 2001;
(Age 36)                                          prior thereto, an analyst with First American
                                                  Asset Management since 1998; Assistant Vice
                                                  President of Piper Capital Management Inc. from
                                                  1994 to 1998.

Robert H. Nelson           Treasurer              Senior Vice President of the Advisor since May
(Age 39)                                          2001; prior thereto, Senior Vice President of
                                                  First American Asset Management since 1998 and of
                                                  FIRMCO since February 2001; Senior Vice President
                                                  of Piper Capital Management Inc. from 1994 to
                                                  1998.

James D. Alt               Secretary              Partner, Dorsey & Whitney LLP, a Minneapolis based
(Age 51)                                          law firm
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

Kathleen L. Prudhomme      Assistant Secretary    Partner, Dorsey & Whitney LLP, a Minneapolis based
(Age 50)                                          law firm
50 South Sixth Street,

                           POSITION HELD WITH
NAME, ADDRESS AND AGE      THE FUND               PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
-----------------------    -------------------    --------------------------------------------------
Suite 1500 Minneapolis,
MN 55402

Michael J. Radmer          Assistant Secretary    Partner, Dorsey & Whitney LLP, a Minneapolis based
(Age 58)                                          law firm
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402


     No shares of the Fund will be outstanding prior to the Merger. The following table discloses the dollar range of equity securities beneficially owned by each of the directors on an aggregate basis in the other funds in the Fund Complex.


                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF DIRECTOR             COMPANIES OVERSEEN BY DIRECTOR IN THE FUND COMPLEX*
----------------             -------------------------------------------------------------------------
Roger A. Gibson              $10,001 - $50,001
Leonard W. Kedrowski         Over $100,000
John M. Murphy, Jr.          Over $100,000
Richard K. Riederer          $50,001 - $100,000
Joseph D. Strauss            Over $100,000
Virginia L. Stringer         Over $100,000
James M. Wade                Over $100,000


----------


* The dollar range disclosed is based on the value of the securities as of December 31, 2002.

     As of December 31, 2002, no Independent Director, and no immediate family member of an Independent Director, owned any securities issued by the Advisor or the principal underwriters, or any person or entity (other than the Fund or other funds in the Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriters.

     COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee. None of the committee members is considered an "interested" director under the Investment Company Act of 1940 with the exception of Mr. Murphy, who is a member of the Pricing Committee.

     The function of the Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year. In connection therewith, the Committee will monitor that firm's performance (including a review of each audit and a review of fees paid), confer with that firm as to the Fund's financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Fund from the firm of nonaudit services, facilitate communications with management and service providers and review the Fund's back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the American Stock Exchange.


     The Nominating Committee is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Wade, Ms. Stringer (ex officio) and Mr. Reiderer, who serves as its chairperson. The nominating committee does not consider nominees recommended by shareholders.

     The Pricing Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Kedrowski and Murphy, Ms. Stringer (ex officio) and Mr. Strauss, who serves as its chairperson.

     The Board Chair appoints, subject to the approval of the Board of Directors, a member of the Board of Directors to lead the Board in reviewing the investment performance of the Fund and reviewing certain contracts of the Fund (the "Fund Review Liaison"). Mr. Wade currently serves as the Fund Review Liaison.

     APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT. The Board of Directors, including a majority of the Independent Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Management Agreement ("Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Advisory Agreement was approved for an initial two-year term by the Fund's directors, including a majority of the Independent Directors, at a meeting held on November 21, 2002. In determining to approve the Advisory Agreement, the directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to similar competitive closed-end funds of a comparable size; (2) the nature and quality of the services to be rendered by the Advisor;
(3) the historical performance of ASP, BSP, CSP and SLA; (4) the anticipated benefits to be derived by the Advisor from its relationship with the Fund, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund's brokerage transactions; and (5) the historical profitability to the Advisor of the ASP, BSP, CSP and SLA. The Board of Directors was assisted in its review and deliberations by counsel to the independent directors and Fund counsel. On the basis of its review and analysis of the foregoing information, the Board of Directors found in the exercise of its business judgment that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

     COMPENSATION. The fees and expenses of the Independent Directors of the Fund are paid by the Fund. No compensation is paid by the Fund to any director who is an officer or employee of the Advisor or any of its affiliates. Each Independent Director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Independent Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating Independent Director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In the case of Pricing Committee meetings, each participating Independent Director receives a fee of $1,250 ($1,875 in the case of the Committee chair) regardless of whether the Committee meets telephonically or in person. Independent Directors receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, Independent Directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. In addition to compensation received for service on the Board of Directors, the Fund Review Liaison will receive an annual retainer of $10,000. The amounts specified in this paragraph are allocated among the Fund and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.


     The Independent Directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan in place for the Fund Complex (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan is expected to have no more than a negligible impact on Fund assets and liabilities and will not obligate the Fund to retain any director or pay any particular level of compensation. Neither the Fund nor any other fund in the Fund Complex provides any other pension or retirement benefits to directors.


     The following table sets forth both the estimated compensation that the Independent Directors will receive from the Fund for the Fund's calendar year ending December 31, 2003, assuming the Fund had been in existence for the full calendar year, and the total compensation that each independent director received from the Fund Complex (not including the Fund) for the twelve months ended December 31, 2002. With respect to the Independent Directors' estimated compensation from the Fund, amounts set forth under "Minimum" assume that all four Existing Funds approve the merger and also assume that shareholders holding Existing Fund shares representing an aggregate net asset value of $50 million elect to receive Fund shares. Amounts set forth under "Maximum" assume that all four Existing Funds approve the Merger and that shareholders holding approximately 49% of the shares in each Existing Fund elect to receive Fund shares.




                                    ESTIMATED COMPENSATION FROM FUND
                                    --------------------------------            TOTAL COMPENSATION FROM THE FUND
NAME OF BOARD MEMBER                MINIMUM                  MAXIMUM           COMPLEX PAID TO BOARD MEMBER (1)(2)
--------------------                -------                  -------           -----------------------------------
Roger A. Gibson                      $ 119                   $   796                       $ 121,250

Leonard W. Kedrowski                 $ 181                   $ 1,211                       $ 184,375

Richard K. Riederer                  $ 152                   $ 1,018                       $ 155,000

Joseph D. Strauss                    $ 115                   $   768                       $ 116,275

Virginia L. Stringer                 $ 201                   $ 1,347                       $ 205,000

James M. Wade                        $ 100                   $   723                       $ 110,000


----------


(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $60,625 and Kedrowski, $184,375.


(2) As of December 31, 2002, the Fund Complex consisted of four open-end investment companies, each of which have multiple portfolios, and 10 closed-end investment companies, totaling 70 funds, managed by the Advisor.

CODE OF ETHICS.

     The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these codes permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. In addition, copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     There will be no shares of the Fund outstanding prior to the Merger.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


     U.S. Bancorp Asset Management, Inc., a Delaware corporation, will serve as the investment advisor and manager of the Fund. The Advisor is a wholly owned subsidiary of U.S. Bank, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for more than 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. The Advisor, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2002, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $174 billion, consolidated deposits of $107 billion and shareholders' equity of $17.5 billion.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Advisor will enter into an Advisory Agreement with the Fund under which the Advisor will furnish the Fund with investment advice and, in general, supervise the management and investment program of the Fund. The Advisory Agreement requires the Advisor to arrange, if requested by the Fund, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund. The Advisor has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of the Fund. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's administrator, custodian and transfer agent, and for periodically reporting to the Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund. The Advisory Agreement provides for the Fund to pay the Advisor a monthly advisory fee in an amount equal to the sum of 0.01667% of the average weekly net assets of the Fund during the month (approximately 0.20% on an annual basis) and 4.5% of the daily gross income (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month, provided, however, that this monthly management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis).

     In addition to the investment advisory fee, the Fund will pay all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. The Fund will be liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor. The Advisory Agreement provides that the Advisor will indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisory Agreement was approved by the Fund's Board of Directors at an in person meeting held on November 21, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act).

ASP, BSP, CSP and SLA intend to vote to approve the Advisory Agreement immediately prior to the Merger, at which time they will be the sole shareholders of the Fund. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940
Act) and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by the terminating party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

FUND ADMINISTRATION

     U.S. Bancorp Asset Management also will serve as the administrator for the Fund. Pursuant to an Administration Agreement between U.S. Bancorp Asset Management and the Fund, U.S. Bancorp Asset Management will perform certain administrative and accounting functions for the Fund, including (1) calculating Fund expenses and controlling all disbursements for the Fund, and as appropriate, computing the Fund's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio dollar-weighted average maturity; (2) assisting Fund counsel with preparation of proxy materials; (3) preparing communications to shareholders, including the annual and semi-annual reports to shareholders, coordinating mailing notices, proxy statements, proxies and other reports to Fund shareholders, and supervising and facilitating the solicitation of proxies solicited by the Fund for all shareholder meetings, including the tabulation process for shareholder meetings; (4) preparing, negotiating, and administering contracts on behalf of the Fund, subject to any approvals or reapprovals by the Fund's Board of Directors required by applicable law or Board procedures; (5) maintaining the Fund's general ledger and preparing the Fund's financial statements, including expense accruals and payments, determining the net asset value of the Fund's assets and of the Fund's shares, and providing for the payment of dividends and other distributions to shareholders; (6) calculating performance data of the Fund for dissemination to information services covering the investment company industry; (7) coordinating and supervising the preparation and filing of the Fund's tax returns; (8) examining and reviewing the operations and performance of the various organizations providing services to the Fund directly or on a subcontracted basis as provided for in the Administration Agreement and, at the request of the Fund's Board of Directors, reporting to the Board on the performance of such organizations; (9) providing for and coordinating the layout and printing of the Fund's publicly disseminated semi-annual and annual reports to shareholders;
(10) providing internal legal and administrative services as requested by the Fund from time to time; (11) providing individuals reasonably acceptable to the Fund's Board of Directors for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Directors; (12) advising the Fund and its Board of Directors on matters concerning the Fund and its affairs; (13) obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Directors; (14) monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code of 1986, as amended; (15) performing all administrative services and functions required for the operation of the Fund to the extent such administrative services and functions are not provided to the Fund pursuant to the Fund's investment advisory agreement, transfer agency agreement and custodian agreement; (16) furnishing advice and recommendations with respect to other aspects of the business and affairs of the Fund as the Fund and the Administrator shall determine desirable;(17) preparing and filing with the SEC the semi-annual reports for the Fund on Form N-SAR; and (18) organizing and coordinating meetings of the Fund's Board of Directors and the committees thereof. Under the Administration Agreement, the Fund will pay U.S. Bancorp Asset Management a fee, payable monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets, including any assets attributable to any preferred shares that may be outstanding.

CUSTODIAN


     The Fund's securities and cash will be held under a Custodian Agreement by U.S. Bank (in its capacity as such, the "Custodian"), 336 North Robert Street, St. Paul, Minnesota 55101. The Custodian is the parent company of the Advisor and will therefore be subject to regulations under the 1940 Act governing affiliated custodians. The Custodian will take no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash will be held by the Custodian or a sub-custodian in compliance with the 1940 Act. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses.


     As compensation for its services to the Fund, the Custodian will be paid a monthly fee at an annualized rate of .015% of the Fund's average weekly net assets. In addition, the Custodian will be reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund. The Custodian will continue to serve so long as its appointment is approved at least annually by the Board of Directors.

INDEPENDENT AUDITORS

     Ernst & Young LLP, located at 220 South Sixth Street, Minneapolis, Minnesota 55402, will act as the Fund's independent public accountant and provide accounting and auditing services to the Fund.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES.

     Subject to the general supervision of the Board of Directors of the Fund, the Advisor will be responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's transactions in whole loans and mortgage participations will be effected on a principal basis with dealers, financial institutions and government organizations. The Fund's portfolio transactions in debt securities will occur primarily with issuers, underwriters or major dealers acting as principals. These transactions are normally on a net basis that do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Commissions are paid with respect to the purchase of certain other securities in which the Fund may invest, and with respect to options on securities, futures contracts and options on futures contracts purchased by the Fund.


     The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. The Fund will not purchase securities from, or sell securities to, the Advisor or its affiliates acting as principal. Purchase and sale transactions may be effected through affiliates of the Advisor, acting solely in their capacity as a broker-dealer, as described in the last paragraph of this section. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Advisor may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Advisor. The investment information provided to the Advisor is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Advisor in connection with the Fund. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Advisor to the dealer's furnishing of services.


     The supplemental information received from a dealer is in addition to the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

     Certain clients of the Advisor may have investment objectives and policies similar to those of the Fund. The Advisor may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. ("Security" is defined for these purposes to include options, futures contracts and options on futures contracts.) If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Fund may enter into maybe affected by options or futures transactions entered into by other investment advisory clients of the Advisor. It is the policy of the Advisor to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Advisor to the accounts involved, including the Fund. When two or more of the clients of the Advisor (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Transactions in securities, options on securities, futures contracts and options on futures contracts may be effected through U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., affiliates of the Advisor, if the commissions, fees or other remuneration received by such affiliates are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting portfolio transactions through U.S. Bancorp Piper Jaffray or U.S. Bancorp Investments, the Fund intends to comply with Section 17(e)(1) of the 1940 Act.

ITEM 22.  TAX STATUS

     See Item 10.4

ITEM 23.  FINANCIAL STATEMENTS

     Not applicable

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

     None

(2)  Exhibits

     (a)     Articles of Incorporation (1)

     (b)     Bylaws (1)

     (c)     Not applicable

     (d)     Form of Common Stock Certificate (2)

     (e)     Dividend Reinvestment Plan (3)

     (f)     Not applicable

     (g)     Form of Investment Advisory and Management Agreement (1)

     (h)     Not applicable

     (i) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000 (1)

     (j)     Form of Custodian Agreement (1)

     (k)(1)  Form of Administration Agreement (1)

     (k)(2)  Form of Transfer Agency Agreement (2)

     (l)     Not applicable

     (m)     Not applicable

     (n)     Not applicable

     (o)     Not applicable

     (p) Amended and Restated Agreement and Plan of Reorganization, dated as of November 21, 2002, among American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc. and First American Strategic Real Estate Portfolio Inc. and First American Strategic Income Portfolio Inc. (4)

     (q)     Not applicable

     (r)(1)  First American Funds Code of Ethics (1)

     (r)(2)  U.S. Bancorp Asset Management, Inc. Code of Ethics (1)

----------


     (1) Included with the initial filing of this Registration Statement on December 26, 2002.

     (2)  To be filed by amendment.
     (3) There is no separately existing Dividend Reinvestment Plan document. For a description of the Dividend Reinvestment Plan, see "Dividend Reinvestment Plan" under Item 10.1 in Part A of this Registration Statement.

     (4) Incorporated by reference from Appendix A to the joint proxy statement/prospectus of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., First American Strategic Real Estate Portfolio Inc. and First American Strategic Income Portfolio Inc., included in Amendment No. 3 to the Form S-4 Registration Statement of First American Strategic Real Estate Portfolio Inc., Registration No. 333-85338, as filed with the Securities and Exchange Commission on April 22, 2003.


ITEM 25.  MARKETING ARRANGEMENTS

     Not applicable

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     All costs and expenses incurred in connection with the Merger, including all expenses related to the organization of the Fund and the offering of the Fund's shares, will be borne by ASP, BSP, CSP, SLA and the Advisor, as described in the joint prospectus/proxy statement incorporated by reference into the Fund's Registration Statement on Form N-14.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


     As of April 21, 2003, there were no common shares of the Registrant outstanding.

ITEM 29.  INDEMNIFICATION

     The Articles of Incorporation and Bylaws of Registrant provide that Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of care (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty (the duty to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for the violation of certain provisions of Minnesota securities laws; or (d) for any transaction from which the director derived any improper personal benefit. The

Articles of Incorporation of Registrant limit the liability of Registrant's directors to the fullest extent permitted by Minnesota law and the Investment Company Act of 1940.

     The Registrant will maintain a standard policy of directors and officers liability insurance.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Registrant's investment advisor, U.S. Bancorp Asset Management, Inc. ("USBAM" or the "Advisor"), is described in Item
20. The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

     THOMAS S. SCHREIER, Jr.: Chief Executive Officer of USBAM, Minneapolis, MN, since May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), First American Insurance Portfolios, Inc. ("FAIP"), and ten closed-end funds advised by USBAM, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Municipal Term Trust Inc. - III, Minnesota Municipal Term Trust Inc. - II, American Income Fund, Inc. and First American Minnesota Municipal Income Fund II, Inc., collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (the later of February 2001 or the respective fund's inception to present); Chief Executive Officer, First American Asset Management ("FAAM"), Minneapolis, MN (December 2000 to May 2001); Chief Executive Officer, Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN (February 2001 to May 2001); Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

     MARK S. JORDAHL: Chief Investment Officer and member of the Board of Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF, FAF, FASF, FAIP and FACEF, Minneapolis, MN (September 2001 to present); President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000).

     KENNETH L. DELECKI: Chief Financial Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); CFO and Treasurer, FAAM, Minneapolis, MN (March 2001 to May 2001); Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (September 2000 to March 2001); Independent Consultant, Edina, MN (May 1999 to September 2000).

     JOHN J. GIBAS: Senior Managing Director, Institutional Advisory Group, and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Managing Director, Institutional Advisory Group, FAAM, Minneapolis, MN (September 1998 to May 2001).

     KIMBERLY F. KAUL: Communications Director, USBAM, Minneapolis, MN (May 2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998 to May 2001).

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     ROBERT H. NELSON: Chief Operating Officer and member of the Board of
Directors, USBAM, Minneapolis, MN (May 2001 to present); Senior Vice President, FAAM, Minneapolis, MN (September 1998 to May 2001); Treasurer, FAF, FAIF, FASF, FAIP, and FACEF, Minneapolis, MN (March 2000 to present).

     TONY RODRIGUEZ: Senior Managing Director, Head of Fixed Income, USBAM, Minneapolis, MN (August 2002 to present); Director and Head of Corporate Bonds, Credit Suisse Asset Management, New York, NY (1999 to August 2002).

     JON M. STEVENS: Senior Managing Director, Private Asset Management, USBAM, Minneapolis, MN (January 2002 to present); Senior Managing Director, Private Asset Management, U.S. Bank, Minneapolis, MN (July 2001 to January 2002); Managing Director, U.S. Bank, Private Asset Management, Minneapolis, MN (September 1998 to July 2001).

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.


     The registrant's accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402 and at the offices of U.S. Bank, the Registrant's custodian, 336 North Robert Street, St. Paul, Minnesota 55101, and EquiServe Trust Company, N.A., the Registrant's transfer agent, 150 Royall Street, Canton, Massachusetts 02021.


ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     Not applicable

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                                   SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 21st day of April, 2003.


                                        FIRST AMERICAN STRATEGIC INCOME
                                        PORTFOLIO INC.


                                        /s/ Thomas S. Schreier, Jr.
                                        -------------------------------------
                                        Thomas S. Schreier, Jr., President

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